SECURITIES AND EXCHANGE COMMISSION
                            Washington, DC 20549

                               FORM 8-K

                              Current Report
                      Pursuant to Section 13 or 15(d)
                       of the Securities Exchange Act

                            December 22, 2009
                  Date of Report (Date of Earliest Event Reported)


                       Iron Eagle Group, Inc.
             --------------------------------------------
                (Exact name of registrant as specified in its charter)


        Delaware               0-22965         84-1414869
---------------------------------------------------------------------
(State or other jurisdiction    (Commission File Number    (I.R.S. Employer
of incorporation or organization                         Identification Number)

          9600 E. Arapahoe Road, Suite 260
          Englewood, Colorado                           80112
---------------------------------------------------------------------
     (Address of principal executive offices,          Zip Code)

                          (303) 705-8600
               ------------------------------------------
          (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

CCG Investor Relations Partners LLC
On December 22, 2009, the registrant entered into a letter of engagement with CCG Investor Relations Partners LLC to provide investor relation services. In consideration for such services, CCG waived all cash fees for the initial period of January 1, 2010 through March 31, 2010. For the period commencing April 1, 2010 through June 30, 2010, CCG shall receive a discounted retainer of $5,500.00 per month upon invoice at the beginning of each month, plus approved out of pocket expenses. For the period commencing July 1, 2010 through December 31, 2010, CCG shall receive a retainer of $8,000.00 per month plus approved out of pocket expenses.

As an incentive to the achievement of the highest sustainable value for the registrant's securities, the registrant shall sign and issue to CCG Investor Relations Partners LLC, no later than January 15, 2010 a warrant to purchase 0.725% of the registrant's common stock or 145,000 of the registrant's restricted common stock at a price of $1.00 per share based on 20,000,000 fully diluted shares at $1.00 per share post reverse merger and subject to adjustment up or down based on the final share count. The warrant shall have a term of five (5) years and include a "Cashless Exercise Provision", as well as "Piggyback Registration Rights" upon the filing with the Securities and Exchange Commission on Forms S-1, F-1 or any other such form as is available for such registration. In addition, the registrant shall also issue CCG Investor Relations Partners LLC, 0.725% of the registrant's common stock, or 145,000 shares of the registrant's stock based on based on 20,000,000 fully diluted shares and subject to adjustment up or down based on the final share count.

Incomplete Contingent Agreement
As disclosed on Form 8-K filed on January 11, 2010, the registrant agreed in principal to the terms of a share exchange agreement with Iron Eagle Group, a Nevada corporation and the shareholders of Iron Eagle Nevada on January 8, 2010. The three groups have not as of yet completed all of the terms necessary to complete the Agreement.

Pursuant to certain terms of the Agreement, the registrant will issue from its treasury an aggregate of 373,491,825 shares of its common stock to the Iron Eagle Nevada shareholders. In exchange, the Iron Eagle Nevada Shareholders will surrender all of their issued and outstanding Iron Eagle Nevada one-class common stock. The Agreement shares are to be held by an escrow agent until Iron Eagle Nevada completes the Acquisition Requirement. However, the Iron Eagle Nevada shareholders have voting rights on the Agreement Shares by means of a voting trust through the escrow agent while the shares are in escrow and the Agreement is pending.

The Acquisition Requirement requires that, on or before October 8, 2010:
   (i) the registrant shall acquire one or more construction, infrastructure or related companies with aggregate fiscal 2009 or last twelve months audited EBITDA, adjusted for non-recurring expenses, of at least $1,800,000; or
   (ii) the registrant's board of directors unanimously votes to authorize the release of the Agreement Shares.

If Iron Eagle Nevada fails to meet the Acquisition Requirement, the Agreement Shares will be returned by the escrow agent to the registrant.

The registrant has reviewed Iron Eagle Nevada's plan to complete the Acquisition Requirement and has concluded there is significant uncertainty as to completing the Acquisition Requirement. Based on this determination, the Agreement is not recognized at this time and its fair value is not reliably measurable.

Additionally, the registrant is still required to transfer the Agreement Shares to the escrow agent and Iron Eagle Nevada is still required to make certain required payments that are necessary prior to the close of the Agreement support the fact that the Agreement did not close as of March 31, 2010 nor as of the date of this report.

As part of the Agreement, Iron Eagle Nevada provided a $10,000 advance to the registrant in January 2010. In the event that Iron Eagle Nevada fails to complete its performance obligations under either the Agreement or the Acquisition Requirement, the registrant is released from its obligation to repay the $10,000 advanced funds. Accordingly, the registrant has recognized the $10,000 advance by Iron Eagle Nevada as additional paid in capital.

If the Agreement is completed, the Acquisition Requirement satisfied, and the Agreement Shares are eventually released to the Iron Eagle Nevada shareholders; there will be a change in the ownership control of the registrant as the Iron Eagle Nevada shareholders will then own 92% of the registrant's issued and outstanding common shares. The financial records of the registrant and Iron Eagle Nevada would then be consolidated.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES

On May 4, 2010, the registrant authorized the issuance of four million three hundred fifty thousand restricted common shares to CCG Investor Relations Partners, LLC for investor relation services. The common shares were valued at $.03 per common share. Additionally, CCG was granted warrants to purchase up to four million three hundred fifty thousand for an exercise price of $0.033 per common share.

On May 4, 2010, the registrant granted the issuance one million six hundred sixty six thousand, six hundred sixty seven (1,666,667) common shares at a value of $.03 per common share to Gary J. Giulietti for joining the board of directors. The restricted common shares were issued pursuant to Section 4(2) of the Securities Act of 1933.

On May 4, 2010, the registrant authorized the issuance of two hundred thousand common shares to Dana Jones for his services in designing the
corporate website at a value of $.03 per common share.   The restricted
common shares were issued pursuant to Section 4(2) of the Securities
Act of 1933.



On June 9, 2010, the registrant authorized the issuance of forty million restricted common shares to Steve Antebi for his advisory services at the value of $.01 per common share. The restricted common shares were issued pursuant to Section 4(2) of the Securities Act of 1933.


ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

On May 4, 2010, Gary J. Giulietti was appointed to serve as a director of Iron Eagle until the next annual meeting of the shareholders.

On May 4, 2010, Michael J. Bovalino was appointed by the Board of
Directors as the Chief Executive Officer of Iron Eagle.

On May 4, 2010, Eric Hoffman accepted his appointment by the Board of Directors as the Chief Financial Officer and Controller of Iron Eagle.

Due to the appointments of additional officers, Jason M. Shapiro resigned from the office of Chief Financial Officer and was appointed Executive Vice President of Corporate Strategy on May 7, 2010.

Resumes:

Gary J. Giulietti. Since 2000, Mr. Giulietti has been president of the northeast operations and a member of the executive committee of Lockton Companies, LLC, an independently owned commercial insurance brokerage firm. From 1980 to 2000, Mr. Giulietti was vice chairman, worldwide construction for Willis, a construction/surety broker, where he oversaw and managed a worldwide construction insurance practice consisting of domestic offices and 140 international offices. He also assisted in large and mid-cap construction companies in providing their insurance needs as they took their businesses public. Mr. Giulietti earned a Bachelor of Arts degree in Business and Political Science from St. Michael's College in 1973.

Michael J. Bovalino. From January 2008 to present, Mr. Bovalino has been chief operating officer and executive vice president of Medical Acoustics LLC, a medical device/consumer products company. From 2003 to 2007, Mr. Bovalino was the chief executive officer of Pyramid Management Group, Inc., a commercial real estate development company. From 1997 to 2003, Mr. Bovalino was chief executive officer of Energet!x Corporation, a subsidiary of RGS Energy Group, an energy company. Mr. Bovalino earned a bachelor of science in business administration degree from the State University of New York in 1977. Mr. Bovalino attended the Advanced Management Program at Columbia University Graduate School of Business in 1988. Mr. Bovalino earned a Master of Information Technology from Polytechnic University in 1995, a Master of Business Administration from Pace University in 1990 and a Certificate Program in Strategic Analysis at the Wharton Graduate School of Business, University of Pennsylvania in 1989

Eric J. Hoffman. Mr. Hoffman was an executive vice president and chief financial officer from 2004-2007, executive vice president from 2007-2008 and executive vice president and chief operating officer from 2008-2009 for Masco Contractor Services, a provider of installed products for homebuilders. Previously, Mr. Hoffman was Vice President and Group Controller for the Southeast Group of Cardinal Health's Healthcare Supply Chain Services - Pharmaceutical business. Mr. Hoffman was controller from 1996-1999 and the vice president of finance and technology from 1999-2001 for Polyone Distribution, a subsidiary of PolyOne Corporation, a provider of specialized polymer materials, services and solutions. Mr. Hoffman graduated with a Bachelor of Science degree in Business Administration from John Carroll University. Mr. Hoffman is a certified accountant.

Executive Compensation. On April 26, 2010, the registrant entered into an employment agreement with Michael J. Bovalino for his services as chief executive officer. The term of the agreement is for thirty months. The agreement may be terminated with or without cause by Iron Eagle or upon written notice.

Mr. Bovalino's compensation and/or other benefits will accrue until either 1) the registrant acquires a target company or companies with a combined 2009 EBITDA of $4.0 million or 2) the registrant raises at least $10 million from investors. Mr. Bovalino shall be paid an annual gross base salary of $300,000.00 to be reviewed by the registrant annually.

   Cash Base Salary. The registrant will pay Bovalino an annual gross base salary in cash of $175,000.00 payable at least semi-monthly.

   Equity Base Salary. The registrant will pay Mr. Bovalino an annual gross base salary in equity of $125,000.00. This will be issued to Mr. Bovalino at least annually and will vest semi-monthly over the year.

   Bonuses. At the sole discretion of the registrant's board of directors, Mr. Bovalino will be eligible to receive a cash and equity bonus of up to 100% of base salary each year. The relative percentage of cash and equity in the bonus will be similar to the cash and equity mix in the base compensation. The bonuses will be based upon actual performance of the registrant as determined by the board of directors. The timing, amount and payment terms of any such bonus if granted shall be at the sole discretion of the board of directors.

   Options. The board of directors will create a compensation committee that will, in conjunction with the executive management, create an option package. The compensation committee will make annual stock option grant awards pursuant to the registrant policies and guidelines, based on employee's service to the registrant and overall performance criteria. The timing, amount and dispersal of the options granted shall be at the sole discretion of the board of directors and based on Mr. Bovalino's annual review.

On May 3, 2010, the registrant entered into an employment agreement with Eric J. Hoffman for his services as chief financial officer. The term of the agreement is for two years. The agreement may be terminated with or without cause by the registrant or upon written notice.



Mr. Hoffman's compensation and/or other benefits will accrue until either 1) the registrant acquires a target company or companies with a combined 2009 EBITDA of $4.0 million or 2) the registrant raises at least $10 million from investors. Mr. Hoffman shall be paid an annual gross base salary of $225,000.00 to be reviewed by the registrant annually.

   Cash Base Salary. The registrant will pay Hoffman an annual gross base salary in cash of $125,000.00 payable at least semi-monthly.

   Equity Base Salary. The registrant will pay Mr. Hoffman an annual gross base salary in equity of $100,000.00. This will be issued to Mr. Hoffman at least annually and will vest semi-monthly over the year.

   Bonuses. At the sole discretion of the board of directors, Mr. Hoffman will be eligible to receive a cash and equity bonus of up to 100% of base salary each year. The relative percentage of cash and equity in the bonus will be similar to the cash and equity mix in the base compensation. The bonuses will be based upon actual performance of the registrant as determined by the board of directors. The timing, amount and payment terms of any such bonus if granted shall be at the sole discretion of the board of directors.

   Options. The board of directors will create a compensation committee that will, in conjunction with the executive management, create an option package. The compensation committee will make annual stock option grant awards pursuant to the registrant's policies and guidelines, based on employee's service to the registrant and overall performance criteria. The timing, amount and dispersal of the options granted shall be at the sole discretion of the board of directors and based on Mr. Hoffman's annual review.


ITEM 8.01   OTHER EVENTS

On June 5, 2010, the registrant entered into an advisory agreement with Steven Antebi. Pursuant to the agreement, Mr. Antebi shall provide, on a non-exclusive basis, services related to financial consulting and public relations matters. The agreement shall remain in effect until June 5, 2013 unless otherwise mutually agreed upon by the registrant and Mr. Antebi. As compensation for his services, Mr. Antebi was issued 40,000,000 restricted common shares of the registrant valued at $.01 per common share.


ITEM 9.01.   FINANCIAL STATEMENTS AND EXHIBITS

Exhibits
No.            Description

10-1  CCG letter of engagement
10-2  CCG Warrant
10-3  Michael E. Bovalino Employment Agreement dated May 4, 2010
10-4  Eric J. Hoffman Employment Agreement dated May 4, 2010
10-5  Steve Antebi Advisory Agreement dated June 5, 2010

                            SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Iron Eagle Group, Inc.


By:      /s/ Michael E. Bovalino
         ------------------------
         Michael E. Bovalino
         Chief Executive Officer


Dated:  July 2, 2010